Exhibit 99.1

VIramidine Safety and Efficacy Versus Ribavirin VISER1 (first of two Phase 3 studies)

VISER1 Summary Confirms superior safety profile Clear dose response based on weight Higher concentrations of Viramidine do not result in proportional increases in anemia Regional anomalies influenced results

Viramidine Phase 3 (VISER1) Study: Design Randomized, Double-blind Multicenter, Parallel-group Study in Treatment-naive Subjects (N = 970) 24 weeks of follow-up 24/48 weeks of treatment* Screening (30 days) Randomization (2:1) Follow-up Ribavirin 1000/1200 mg/QD + PegIntron† Viramidine 600 mg BID + PegIntron† *Genotype 2, 3 = 24 weeks/1, 4, 5, 6 = 48 weeks †PegIFN alfa-2b 1.5 mg/kg/week HCV, NGI SuperQuant; sensitivity to 100 copies/mL,39 IU/mL

Co-Primary Endpoints Primary safety endpoint: Hemoglobin < 10 g/dL or ^ 2.5 g/dL drop from baseline Superiority test vs. ribavirin Primary efficacy endpoint: Sustained Virologic Response - HCV RNA < 100 copies/mL at FW 24 Non-inferiority test vs. ribavirin

Superiority in Safety Confirmed

Safety: Anemia Incidence Hgb <10 g/dL Anytime During Therapy Overall Safety Population Viramidine (FD) Ribavirin (WBD) SVR 0.05 0.23 5% 24% N = 324 N = 646 P<0.0001

Efficacy influenced by: Compliance (per protocol) Regional anomalies Weight-based dosing

Efficacy influenced by: Compliance (per protocol) Regional anomalies Weight-based dosing

Per Protocol Population (PP) Completed protocol specified treatment duration ^ 23 weeks for GT 2,3 ^ 47 weeks for GT non 2,3 Had overall study drug exposure of ^90% for both components of the combination therapy Did not have therapy interruption ^15 days Did not receive any prohibited con-meds (e.g. growth factors) Did not receive additional HCV treatment prior to the follow up 24 week visit Did not receive any incorrect treatment inadvertently Were not stratified erroneously at the randomization

Viramidine Efficacy Analysis Sustained Virologic Response Viramidine (FD) 0.38 0.53 0.51 0.62 0.42 Ribavirin (WBD) 0.52 0.62 0.56 0.6 0.53 38% 52% 62% 52% N=646 N=421 N=324 N=216 (-0.002, 0.151) 95% CI for Difference of Proportion (0.072, 0.194) ITT PP

Efficacy influenced by: Compliance (per protocol) Regional anomalies Weight-based dosing

Sustained Virologic Response Overall by Region (PP) NA EU NA/EU ROW Viramidine (FD) 0.54 0.48 0.51 0.56 Ribavirin (WBD) 0.57 0.54 0.55 0.78 54% 57% 48% 55% 55% 78% 56% 51% 95% CI for Difference of Proportion * Meets non-inferiority criteria N=168 N=100 N=159 N=62 N=327 N=162 N=94 N=54 ? (-0.060, 0.118) *

Viramidine Efficacy Analysis Sustained Virologic Response Viramidine (FD) 0.38 0.53 0.51 0.62 0.42 Ribavirin (WBD) 0.52 0.62 0.56 0.6 0.53 38% 52% 51% 56% 62% 52% N=646 N=421 N=324 N=216 N=327 N=162 95% CI for Difference of Proportion (-0.060, 0.118) * (-0.002, 0.151) * Meets non-inferiority criteria (0.072, 0.194) ITT PP PP NA/EU

Efficacy influenced by: Compliance (per protocol) Regional anomalies Weight-based dosing

Viramidine Weight Based Analysis Overall (PP) Sustained Virologic Response Anemia: <10 g/dL Viramidine mg/kg Viramidine mg/kg <18 19-22 >23 East 0.48 0.64 0.81 47% N=323 66% N=82 81% N=16 <18 19-22 >23 East 0.043 0.024 0.125 2% N=82 4% N=323 12.5% N=16

Sustained Virologic Response Overall Weight Strata NA & EU (PP) <=75kg >75kg Viramidine (FD) 0.622 0.419 Ribavirin (WBD) 0.6 0.533 62% 60% 42% 53% 95% CI for Difference of Proportion (-0.034, 0.213) (-0.177, 0.079) * N=148 N=70 N=179 N=92 * Meets non-inferiority criteria

Viramidine Efficacy Analysis
Sustained Virologic Response



100%
75%
50%
25%
0%
% of Patients
95% CI for Difference of Proportion
(0.072, 0.194)
(-0.002, 0.151)
(-0.060, 0.118) *
(-0.177, 0.079) *
(-0.034, 0.213)
38%
52%
52%
62%
51%
56%
62%
60%
42%
53%
N=646
N=324
N=421
N=216
N=327
N=162
N=148
N=70
N=179
N=92
ITT
PP
PP NA/EU
PP NA/EU ≤75kg
PP NA/EU >75kg
Viramidine (FD)
Ribavirin (WBD)

VALEANT Pharmaceuticals International

* Meets non-inferiority criteria

18

VISER1 Summary Confirms superior safety profile Clear dose response based on weight Higher concentrations of Viramidine do not result in proportional increases in anemia Regional anomalies influenced results

Viramidine Path to Market VISER1 Presentation at Scientific Meeting - 1H06 VISER2 Follow-up Completed - End of June 2006 VISER2 Analyses Completed - 2H06 VISER2 Presentation at Scientific Meeting - 4Q06; 1Q07 Market Availability - Before End of 2007